H E R E C O N F I D E N T I A L
EX. 10.16.62+
CERTAIN IDENTIFIED INFORMATION HAS BEEN OMITTED FROM THIS EXHIBIT BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. [*****] INDICATES THAT INFORMATION HAS BEEN OMITTED.

ELEVENTH AMENDMENT TO TERRITORY LICENSE NO. 10 (General Motors ADAS - Enabled Navigation Applications)
This Eleventh Amendment (the “Amendment”) to the Territory License No. 10, effective March 1, 2016 (“TL 10”), as amended, to the Data License Agreement (“Agreement”), dated December 1, 2002, by and between Telenav, Inc. (“Client”) and Navigation Technologies Corporation, which was subsequently assigned to HERE North America, LLC (f/k/a NAVTEQ North America, LLC) (collectively, “HERE”), is made and entered into as of the February 1st, 2019 (“Amendment Effective Date”) . The Agreement and TL 10, and amendments thereto, are hereby referred to herein as the “Agreement.” In the event of a conflict, the terms of this Eleventh Amendment shall control over any previous terms with regard to the subject matter of this Eleventh Amendment. Capitalized terms not otherwise defined in the body of this Amendment shall have the meanings set forth in the Agreement.
The parties agree to amend certain provisions of TL 10 with this Amendment as follows:

1.	TL Term. The term of the TL 10 is hereby extended to [*****] (“Expiration Date”).

2.
Commencing on the Amendment Effective Date, the following fees are hereby added to Section 3 of Exhibit D (Pricing) to TL 10 for use of the Data in connection with [*****] (and shall replace and supersede any prior pricing for the same), including (i) the Initial Copy; (ii) a [*****] Initial Subscription for HERE [*****] and (iii) access to the HERE Location Platform Services (i.e. local search, safety camera, parking and fuel prices) during the Subscription period.

[*****]LICENSE FEES
[*****]
	[*****]	[*****]

	HERE Direct Source Offer	HERE Direct Source Offer
North America Territory	$[*****]	$[*****]
Europe	$[*****]	$[*****]
Australia/New Zealand	$[*****]	$[*****]
Middle East Territory	$[*****]	$[*****]
Israel	$[*****]	$[*****]
Africa Territory	$[*****]	$[*****]
South Korea	$[*****]	$[*****]
Taiwan	$[*****]	$[*****]
Latin America Territory	$[*****]	$[*****]
Southeast Asia Territory	$[*****]	$[*****]
India	$[*****]	$[*****]

3.	Commencing on the Amendment Effective Date, the following fees are hereby added to Section 3 of Exhibit D (Pricing) to TL 10 for use of the Data in connection with [*****] (and shall replace and

[*****] Certain identified information denoted with an asterisk have been omitted from this exhibit because it is not material and would likely cause competitive harm to the Registrant if publicly disclosed.

H E R E C O N F I D E N T I A L
EX. 10.16.62+
CERTAIN IDENTIFIED INFORMATION HAS BEEN OMITTED FROM THIS EXHIBIT BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. [*****] INDICATES THAT INFORMATION HAS BEEN OMITTED.

supersede any prior pricing for the same), including (i) the Initial Copy; (ii) a [*****] Initial Subscription for HERE [*****] and (iii) access to the HERE Location Platform Services (i.e. local search, safety camera, parking and fuel prices) during the Subscription period.

[*****]LICENSE FEES
[*****]
	[*****]	[*****]

	HERE Direct Source Offer	HERE Direct Source Offer
North America Territory	$[*****]	$[*****]
Europe	$[*****]	$[*****]
Australia/New Zealand	$[*****]	$[*****]
Middle East Territory	$[*****]	$[*****]
Israel	$[*****]	$[*****]
Africa Territory	$[*****]	$[*****]
South Korea	$[*****]	$[*****]
Taiwan	$[*****]	$[*****]
Latin America Territory	$[*****]	$[*****]
Southeast Asia Territory	$[*****]	$[*****]
India	$[*****]	$[*****]

4.
Commencing on the Amendment Effective Date, the following fees are hereby added to the end of Section 3 of Exhibit D (Pricing) to TL for use of the Data in connection with [*****] (and shall replace and supersede any prior pricing for the same), including (i) the Initial Copy; (ii) a [*****] Initial Subscription for Server-Based Updates and HERE [*****] and (iii) access to the HERE Location Platform Services (i.e. local search, safety camera, parking and fuel prices) during the Subscription period.

[*****] LICENSE FEES
[*****]
	[*****]	[*****]

	HERE Direct Source Offer	HERE Direct Source Offer
North America Territory	$[*****]	$[*****]
Europe	$[*****]	$[*****]
Australia/New Zealand	$[*****]	$[*****]
Middle East Territory	$[*****]	$[*****]
Israel	$[*****]	$[*****]
Africa Territory	$[*****]	$[*****]
South Korea	$[*****]	$[*****]
Taiwan	$[*****]	$[*****]
Latin America Territory	$[*****]	$[*****]

[*****] Certain identified information denoted with an asterisk have been omitted from this exhibit because it is not material and would likely cause competitive harm to the Registrant if publicly disclosed.

H E R E C O N F I D E N T I A L
EX. 10.16.62+
CERTAIN IDENTIFIED INFORMATION HAS BEEN OMITTED FROM THIS EXHIBIT BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. [*****] INDICATES THAT INFORMATION HAS BEEN OMITTED.

Southeast Asia Territory	$[*****]	$[*****]
India	$[*****]	$[*****]

5.
Commencing on the Amendment Effective Date, the following fees are hereby added to the end of Section 3 of Exhibit D (Pricing) to TL for use of the Data in connection with [*****] (and shall replace and supersede any prior pricing for the same), including (i) the Initial Copy; (ii) a [*****] Initial Subscription for Server-Based Updates and HERE [*****] and (iii) access to the HERE Location Platform Services (i.e. local search, safety camera, parking and fuel prices) during the Subscription period.

[*****] LICENSE FEES
[*****]
	[*****]	[*****]

	HERE Direct Source Offer	HERE Direct Source Offer
North America Territory	$[*****]	$[*****]
Europe	$[*****]	$[*****]
Australia/New Zealand	$[*****]	$[*****]
Middle East Territory	$[*****]	$[*****]
Israel	$[*****]	$[*****]
Africa Territory	$[*****]	$[*****]
South Korea	$[*****]	$[*****]
Taiwan	$[*****]	$[*****]
Latin America Territory	$[*****]	$[*****]
Southeast Asia Territory	$[*****]	$[*****]
India	$[*****]	$[*****]

6.
Commencing on the Amendment Effective Date, the following fees are hereby added to the end of Section 3 of Exhibit D (Pricing) to TL for use of the Data in connection with [*****] (and shall replace and supersede any prior pricing for the same), including (i) the Initial Copy; (ii) a [*****] Initial Subscription for Server-Based Updates and HERE [*****] and (iii) access to the HERE Location Platform Services (i.e. local search, safety camera, parking and fuel prices) during the Subscription period.

[*****] LICENSE FEES
[*****]
	[*****]	[*****]

	HERE Direct Source Offer	HERE Direct Source Offer
North America Territory	$[*****]	$[*****]

[*****] Certain identified information denoted with an asterisk have been omitted from this exhibit because it is not material and would likely cause competitive harm to the Registrant if publicly disclosed.

H E R E C O N F I D E N T I A L
EX. 10.16.62+
CERTAIN IDENTIFIED INFORMATION HAS BEEN OMITTED FROM THIS EXHIBIT BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. [*****] INDICATES THAT INFORMATION HAS BEEN OMITTED.

Europe	$[*****]	$[*****]
Australia/New Zealand	$[*****]	$[*****]
Middle East Territory	$[*****]	$[*****]
Israel	$[*****]	$[*****]
Africa Territory	$[*****]	$[*****]
South Korea	$[*****]	$[*****]
Taiwan	$[*****]	$[*****]
Latin America Territory	$[*****]	$[*****]
Southeast Asia Territory	$[*****]	$[*****]
India	$[*****]	$[*****]

7.
Commencing on the Amendment Effective Date, the following fees are hereby added to the end of Section 3 of Exhibit D (Pricing) to TL for use of the Data in connection with [*****] (and shall replace and supersede any prior pricing for the same), including (i) the Initial Copy; (ii) a [*****] Initial Subscription for Server-Based Updates and HERE [*****] and (iii) access to the HERE Location Platform Services (i.e. local search, safety camera, parking and fuel prices) during the Subscription period.

[*****] LICENSE FEES
[*****]
	[*****]	[*****]

	HERE Direct Source Offer	HERE Direct Source Offer
North America Territory	$[*****]	$[*****]
Europe	$[*****]	$[*****]
Australia/New Zealand	$[*****]	$[*****]
Middle East Territory	$[*****]	$[*****]
Israel	$[*****]	$[*****]
Africa Territory	$[*****]	$[*****]
South Korea	$[*****]	$[*****]
Taiwan	$[*****]	$[*****]
Latin America Territory	$[*****]	$[*****]
Southeast Asia Territory	$[*****]	$[*****]
India	$[*****]	$[*****]

8.
Commencing on the Amendment Effective Date, the following fees are hereby added to the end of Section 3 of Exhibit D (Pricing) to TL for use of the Data in connection with [*****] (and shall replace and supersede any prior pricing for the same), including (i) the Initial Copy; (ii) a [*****] Initial

[*****] Certain identified information denoted with an asterisk have been omitted from this exhibit because it is not material and would likely cause competitive harm to the Registrant if publicly disclosed.

H E R E C O N F I D E N T I A L
EX. 10.16.62+
CERTAIN IDENTIFIED INFORMATION HAS BEEN OMITTED FROM THIS EXHIBIT BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. [*****] INDICATES THAT INFORMATION HAS BEEN OMITTED.

Subscription for HERE [*****] and (iii) access to the HERE Location Platform Services (i.e. local search, safety camera, parking and fuel prices) during the Subscription period.

[*****] LICENSE FEES
[*****]
	[*****]	[*****]

	HERE Direct Source Offer	HERE Direct Source Offer
North America Territory	$[*****]	$[*****]
Europe	$[*****]	$[*****]
Australia/New Zealand	$[*****]	$[*****]
Middle East Territory	$[*****]	$[*****]
Israel	$[*****]	$[*****]
Africa Territory	$[*****]	$[*****]
South Korea	$[*****]	$[*****]
Taiwan	$[*****]	$[*****]
Latin America Territory	$[*****]	$[*****]
Southeast Asia Territory	$[*****]	$[*****]
India	$[*****]	$[*****]

9.
Commencing on the Amendment Effective Date, the following fees are hereby added to the end of Section 3 of Exhibit D (Pricing) to TL for use of the Data in connection with [*****] Applications (and shall replace and supersede any prior pricing for the same), including (i) the Initial Copy; (ii) a [*****] Initial Subscription for HERE [*****] and (iii) access to the HERE Location Platform Services (i.e. local search, safety camera, parking and fuel prices) during the Subscription period.

[*****] LICENSE FEES
[*****]
	[*****]	[*****]

	HERE Direct Source Offer	HERE Direct Source Offer
North America Territory	$[*****]	$[*****]
Europe	$[*****]	$[*****]
Australia/New Zealand	$[*****]	$[*****]
Middle East Territory	$[*****]	$[*****]
Israel	$[*****]	$[*****]
Africa Territory	$[*****]	$[*****]
South Korea	$[*****]	$[*****]
Taiwan	$[*****]	$[*****]
Latin America Territory	$[*****]	$[*****]
Southeast Asia Territory	$[*****]	$[*****]

[*****] Certain identified information denoted with an asterisk have been omitted from this exhibit because it is not material and would likely cause competitive harm to the Registrant if publicly disclosed.

H E R E C O N F I D E N T I A L
EX. 10.16.62+
CERTAIN IDENTIFIED INFORMATION HAS BEEN OMITTED FROM THIS EXHIBIT BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. [*****] INDICATES THAT INFORMATION HAS BEEN OMITTED.

India	$[*****]	$[*****]

10.	Except as modified hereunder, all other terms and conditions of the Agreement shall stay in full force and effect.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their authorized representatives as of the Amendment Effective Date.
TELENAV, INC.

By:    /s/ Adeel Manzoor

Printed Name:    Adeel Manzoor

Title:    CFO

Date:    12/3/2019

HERE NORTH AMERICA, LLC                HERE NORTH AMERICA, LLC

By:     /s/ Simon Anolick                By:    /s/ Jeannie Lee Newman

Printed Name:     Simon Anolick                Printed Name:    Jeannie Lee Newman

Title:     Director Legal Counsel                Title:    Director Legal Counsel

Date: November 25, 2019 | 10:14 AM PST        Date: November 25, 2019 | 11:23 AM PST

[*****] Certain identified information denoted with an asterisk have been omitted from this exhibit because it is not material and would likely cause competitive harm to the Registrant if publicly disclosed.